Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”), dated as of December 31, 2016, is entered into by and between High Mesa Inc., a Delaware corporation (the “Contributor”), whose address is 15021 Katy Freeway, Suite 400, Houston, Texas 77094 and Alta Mesa Holdings, LP, a Texas limited partnership (the “Partnership”), whose address is 15021 Katy Freeway, Suite 400, Houston, Texas 77094. Contributor and the Partnership are collectively referred to herein as the “Parties” and each individually as a “Party.”

RECITALS

WHEREAS, Contributor wishes to contribute all of its right, title and interest in and to the Properties (hereinafter defined) (the “Contribution”) to the Partnership.

WHEREAS, the Partnership wishes to accept the Contribution.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants hereinafter contained, the Parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement have the following meanings:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Capital Expenditures” means all capital expenditures (including post-Effective Time capital expenditures) necessary to complete each Well up to an amount equal to $3,200,000 per Well and calculated in accordance with Contributor’s Working Interest in such Well, as agreed by Contributor and the operator of such Well as of the date hereof.

“Contributed Property Assignments” means those certain Conveyances, Assignments and Bills of Sale attached on Schedule I hereto.

“Defensible Title” means:

(a) with respect to the Wells, entitles Contributor to receive a Working Interest and Net Revenue Interest of such Well in equal quantum to the Working Interest and Net Revenue Interest of such Well as originally conveyed to Contributor by the Contributed Property Assignments; and

(b) with respect to the Properties, is free and clear of any liens or encumbrances created by, through or under Contributor, but not otherwise.

“Environmental Law” means any applicable Law that pertains to (a) pollution or pollution control, or (b) the management or disposal of hazardous materials and the remediation of contamination derived from the operations on the Leases, including the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., the Solid Waste Disposal Act (as amended by the Resource Conservation and Recovery Act), 42 U.S.C. § 6901 et seq., the hazardous materials Transportation Act, 49 U.S.C. § 1801 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Federal Safe Drinking Water Act, 42 U.S.C. §§ 300f-300, the Federal Air Pollution Control Act, 42 U.S.C. § 7401 et seq., the Oil Pollution Act, 33 U.S.C. § 2701 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Endangered Species Act, 16 U.S.C. § 1531 et seq., and the regulations and orders promulgated by a Governmental Entity thereunder.

“Governmental Entity” means any legislature, court, tribunal, arbitrator, authority, agency, department, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental, regulatory or administrative body exercising similar powers of authority.

“Hydrocarbon(s)” means oil and gas and other hydrocarbons (including condensate) produced or processed in association therewith (whether or not such item is in liquid or gaseous form), or any combination thereof, and any minerals produced in association therewith.

“Indemnified Party” means the Partnership Indemnified Parties or the Contributor Indemnified Parties, as applicable.

“Knowledge” means that such individual is actually aware of a fact or other matter, without any duty of inquiry. Contributor will be deemed to have “Knowledge” of a particular fact or other matter if any of the following individuals has Knowledge of such fact or other matter: Harlan H. Chappelle and Michael A. McCabe.

“Law” means all applicable statutes, writs, laws, common law, rules, regulations, ordinances, orders, judgments, injunctions, awards, determinations or decrees of a Governmental Entity.

“Leases” means the portion of “Leases” (as such term is defined in the Contributed Property Assignments) conveyed to Contributor under the Contributed Property Assignments.

“Liabilities” means all indebtedness, claims, legal proceedings, obligations, duties, warranties or liabilities.

“Lien” means any mortgage; lien (statutory or otherwise); security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention, voting agreement or other similar agreement, arrangement, device or restriction; preemptive or similar right; the filing of any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction; or restriction on sale, transfer, assignment, disposition or other alienation; provided, however, that the term “Lien” shall not include any of the foregoing to the extent created by this Agreement or transfer restrictions created by federal or state securities laws.

“Loss” means all costs, losses, Liabilities, damages or expenses of any kind or nature whatsoever, including the reasonable, actual and documented fees and disbursements of counsel.

“Net Revenue Interest” means, with respect to any Well, the interest in and to all Hydrocarbons produced, saved and sold from or allocated to such Well, in each case, after giving effect to all royalties, overriding royalties, production payments, net profits interests and other burdens upon, measured by or payable out of production, but excluding Taxes.

“Permitted Encumbrances” means:

(a) Liens for Taxes or governmental assessments that are not yet delinquent or are being contested in good faith by appropriate proceedings;

(b) materialmans’, mechanics’, repairmans’, employees’, contractors’, operators’, Taxes and other similar liens or charges arising by Law or contract in the ordinary course of business in connection with an operation relating to the Wells that are not yet delinquent or are being contested in good faith by appropriate proceedings; and

(c) all rights reserved to or vested in any Governmental Entity to control or regulate any of the Leases or Well Facilities in any manner, and all Laws, rules and orders of a Governmental Entity.

“Person” means any natural person, corporation, limited liability company, limited partnership, trust, joint venture, association, company, partnership, Governmental Entity or other legal entity.

“Properties” means the collective “Assigned Assets” (as such term is defined in the Contributed Property Assignments) conveyed to Contributor under the Contributed Property Assignments.

“Property Taxes” means ad valorem, property, severance, production, excise, sales, use and similar Taxes based upon or measured by the ownership or operation of the Properties or the production of Hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, (a) income, franchise and similar Taxes and (b) transfer Taxes.

“Representatives” of any Person means the officers, directors, managers, employees, independent contractors, consultants, advisors, agents, counsel, accountants, investment bankers and other representatives of such Person.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Party.

“Tax” or “Taxes” means all income, profits, franchise, sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer or withholding taxes or other governmental fees or charges imposed by any Governmental Entity, including any interest, penalties or additional amounts that may be imposed with respect thereto.

“Well Facilities” means the collective “Well Facilities” (as such term is defined in the Contributed Property Assignments) conveyed to Contributor under the Contributed Property Assignments.

“Wells” means the collective “Wells” (as such term is defined in the Contributed Property Assignments) conveyed to Contributor under the Contributed Property Assignments.

“Working Interest” means with respect to any Well, the fractional interest in and to such well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with well or any associated Lease, but without regard to the effect of any royalties, overriding royalties, production payments, net profit interests and other similar burdens upon, measured by, or payable out of production therefrom.

Section 2. Contribution from Contributor to the Partnership. Upon the terms and subject to the conditions set forth in this Agreement, effective as of 12:01 a.m. central time on October 1, 2016 (the “Effective Time”), Contributor does hereby CONTRIBUTE, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto to the Partnership, for itself and its successor and assigns, and the Partnership hereby accepts, all of Contributor’s right, title and interest in and to all of the Properties. TO HAVE AND TO HOLD the Properties unto the Partnership, together with its successors and assigns, forever.

Section 3. Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the date of this Agreement, as follows:

(a) Organization. Such Party is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority necessary to perform its obligations under this Agreement.

(b) Authority; Binding Effect.

(i) Such Party has all requisite power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby.

(ii) Such Party has taken (or caused to be taken) all acts and other proceedings required to be taken by it to authorize the execution, delivery and performance by such Party of this Agreement and the other agreements contemplated herein. This Agreement has been duly executed and delivered by such Party and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium, reorganization or similar Laws affecting the rights of creditors generally and by principles of equity, whether considered in a proceeding at Law or in equity.

(c) Noncontravention. The execution, delivery and performance of this Agreement and the transactions contemplated hereby by such Party does not and will not (i) conflict with, or result in, any violation of or constitute a breach or default (with notice or lapse of time, or both) under (A) any provision of its organizational documents, or (B) any applicable statute, Law, rule, regulation, court order, agreement, instrument or license applicable to such Party, or (ii) require the submission of any notice, report, consent or other filing with or from any Governmental Entity or third party, other than such consents as are customarily obtained after assignment of wells and Hydrocarbon leases.

(d) Survival. The foregoing representations and warranties contained in this Section 3 shall remain in effect until the expiration of the applicable statute of limitations and shall thereafter have no further force and effect.

Section 4. Representations and Warranties of Contributor. Contributor hereby represents and warrants to the Partnership as of the date of this Agreement, as follows:

(a) Status. Contributor is not a “foreign person” within the meaning of the Code §1445. Contributor will furnish to Contributor an affidavit that satisfies the requirements of Code §1445(b)(2).

(b) Litigation. There are no suits, actions, litigation or proceedings pending or to Contributor’s Knowledge, threatened, in relation to Contributor or to any of the Properties.

(c) Special Warranty. Subject to and except for any Permitted Encumbrances, Contributor has Defensible Title to the Properties (the “Special Warranty”).

(d) Survival. The foregoing representations and warranties contained in this Section 4 (other than the Special Warranty under Section 4(c)) shall remain in effect until 18 months following the date hereof; and in each case shall thereafter have no further force and effect. The Special Warranty under Section 4(c) shall survive the termination of this Agreement indefinitely.

Section 5. Disclaimer of Representations and Warranties by Contributor.

(a) EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED IN SECTION 3, SECTION 4 OR THE SPECIAL WARRANTY OF TITLE IN THE ASSIGNMENT, (I) CONTRIBUTOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) CONTRIBUTOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO THE PARTNERSHIP OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO THE PARTNERSHIP BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF CONTRIBUTOR OR ANY OF ITS AND THEIR AFFILIATES).

(b) EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED IN SECTION 4 OR THE SPECIAL WARRANTY OF TITLE IN THE ASSIGNMENT, CONTRIBUTOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION RELATING TO THE PROPERTIES, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTIES, (IV) ANY ESTIMATES OF THE VALUE OF THE PROPERTIES OR FUTURE REVENUES TO BE GENERATED BY THE PROPERTIES, (V) THE PRODUCTION OF OR ABILITY TO PRODUCE HYDROCARBONS FROM THE PROPERTIES, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE PROPERTIES, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY CONTRIBUTOR OR THIRD PARTIES WITH RESPECT TO THE PROPERTIES, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO THE PARTNERSHIP OR ITS AFFILIATES, OR ITS OR THEIR RESPECTIVE EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED IN SECTION 4, CONTRIBUTOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY OF THE PROPERTIES, RIGHTS OF A PARTY UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF

CONSIDERATION, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT THE PARTNERSHIP WILL BE DEEMED TO BE OBTAINING THE PROPERTIES IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT THE PARTNERSHIP HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS THE PARTNERSHIP DEEMS APPROPRIATE.

(c) CONTRIBUTOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE PROPERTIES, AND NOTHING IN THIS AGREEMENT OR OTHERWISE WILL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY. THE PARTNERSHIP WILL BE DEEMED TO BE TAKING THE PROPERTIES “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION, AND THE PARTNERSHIP HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS THE PARTNERSHIP DEEMS APPROPRIATE.

(d) THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 5 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 6. Assumption of Liabilities. Subject to and excluding the Contributor Liabilities, contemporaneous with the Contribution, the Partnership hereby assumes and agrees to pay, perform and discharge, or cause to be paid, performed, and discharged, all obligations and Liabilities with respect to the Properties, known or unknown, regardless of whether such obligations or Liabilities arose prior to, on or after the Effective Time (the “Assumed Liabilities”), including, but not limited to, the following obligations:

(a) all obligations to perform all obligations applicable to or imposed on the lessee or owner under the Leases or as required by Law; and

(b) all Property Taxes allocable to the Partnership pursuant to Section 9(b) hereof; and

(c) all Liabilities relating in any way to the Properties arising under Environmental Law or arising from, attributable to or alleged to be arising from or attributable to, a violation of or the failure to perform any obligation imposed by any Environmental Law or otherwise relating to the environmental condition of the Properties.

Section 7. Survival of Agreement; Waiver and Release; Indemnity.

(a) The representations and warranties of each Party shall terminate and expire in accordance with Section 3(d) and Section 4(d), respectively. The respective covenants of each Party under this Agreement shall survive until the date that is four (4) years after the date hereof. Notwithstanding the foregoing, no claim presented in writing prior to the expiration or termination of the survival periods set forth above shall be affected in any way by such termination and expiration.

(b) From the Effective Time until the fourth anniversary of the date hereof:

(i) Contributor shall RELEASE, DEFEND, PROTECT, INDEMNIFY and HOLD HARMLESS the Partnership, its Affiliates and all of their respective Representatives (collectively, the “Partnership Indemnified Parties”), from and against any Loss and Liability arising out of, in connection with, or relating to Contributor’s breach of its respective representations, warranties or covenants contained in this Agreement (such Losses and Liabilities, the “Contributor Liabilities”).

(ii) The Partnership shall RELEASE, DEFEND, PROTECT, INDEMNIFY and HOLD HARMLESS Contributor, its Affiliates, and all of their respective Representatives (collectively, the “Contributor Indemnified Parties”) from and against any Loss and Liability arising out of, in connection with, or relating to the Partnership’s breach of its respective representations, warranties or covenants contained in this Agreement and the Assumed Liabilities.

(c) With respect to any Loss or Liability attributable to breaches of Contributor’s representations and warranties contained in this Agreement (other than the Special Warranty), Contributor’s aggregate liability with respect thereto under Section 7(b)(i) shall be limited to an amount equal to $5,000,000, and unless and until the aggregate amount of all Losses and Liabilities (other than any Loss or Liability attributable to breaches of the Special Warranty) for which Claim Notices are delivered by the Partnership exceeds $500,000, and then, only to the extent such Losses and Liabilities exceed $500,000.

(d) The Indemnified Party shall give to the Party obligated to provide indemnification to such Indemnified Party a notice (a “Claim Notice”) describing in reasonable detail, to the extent known by the Indemnified Party at the time, the facts giving rise to the claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement upon which such claim is based.

(e) THE FOREGOING INDEMNITIES SET FORTH IN THIS Section 7 ARE INTENDED TO BE ENFORCEABLE AGAINST THE PARTIES IN ACCORDANCE WITH THE EXPRESS TERMS AND SCOPE THEREOF NOTWITHSTANDING ANY EXPRESS NEGLIGENCE RULE OR ANY SIMILAR DIRECTIVE THAT WOULD PROHIBIT OR OTHERWISE LIMIT INDEMNITIES BECAUSE OF THE SIMPLE OR GROSS NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY OF ANY INDEMNIFIED PARTY. THE PARTIES HERETO ACKNOWLEDGE THAT THE INDEMNITIES SET FORTH HEREIN MAY RESULT IN THE INDEMNITY OF A PARTY FOR ITS NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY OF THE INDEMNIFIED PARTY.

(f) IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY LOSS OF PROFITS, SPECIAL DAMAGES, CONSEQUENTIAL DAMAGES OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 8. Assignments; Filings; Consents; Releases.

(a) Designee; Assignments; Deeds; Bills of Sale. Contributor acknowledges that the Partnership may designate one or more of its direct or indirect wholly-owned subsidiaries (a “Designee”) to directly acquire the Properties from Contributor and the Parties. Upon the date hereof, Contributor shall duly execute, acknowledge and deliver an Assignment, Bill of Sale and Conveyance dated effective as of the Effective Time from Contributor, as assignor, unto the Partnership or its Designee, as assignee, substantially in the form attached hereto as Exhibit A (the “Assignment”). Not in limitation of the foregoing, after the date hereof, and subject to the terms and conditions of this Agreement, each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance, deed and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Properties to the Partnership or its Designee, and evidence the Partnership’s assumption of the Assumed Liabilities, in the manner contemplated by this Agreement.

(b) Filings, Notices and Certain Governmental Approvals. Promptly after the date hereof, the Partnership shall make all requisite filings with, and provide the requisite notices to, the appropriate Governmental Entities to accomplish all transactions contemplated by this Agreement.

(c) Releases. Upon the date hereof, Contributor shall deliver to the Partnership a release of lien for all liens affecting Contributor’s interests in the Properties, if any.

Section 9. Revenues and Expenses.

(a) From and after the date hereof, Contributor shall (i) remain entitled to all of the rights of ownership (including the right to all production, proceeds of production and other proceeds) attributable to the Properties for the period of time prior to the Effective Time and (ii) obligated to pay and discharge (A) all operating expenses attributable to the Properties prior to the Effective Time and (B) all Capital Expenditures attributable to the Wells. From and after the date hereof, the Partnership shall be (i) entitled to all of the rights of ownership (including the right to all production, proceeds of production and other proceeds) attributable to the Properties for the period of time from and after the Effective Time and (ii) obligated to pay and discharge all of the Assumed Liabilities, including all operating expenses attributable to the Properties on or after the Effective Time. On or before 30 days after the date hereof, the Parties shall mutually agree upon any amounts paid or received by a Party for which the other Party was entitled to receive or obligated to pay pursuant to the terms of this Agreement. Promptly thereafter, any amounts owed by a Party (after netting amounts owed to such Party) shall be paid to the other Party hereunder.

(b) All Property Taxes with respect to the Tax period in which the Effective Time occurs shall be apportioned as of the Effective Time between Contributor and the Partnership. For purposes of determining the allocations described in the previous sentence, (i) Property Taxes that are attributable to the severance or production of Hydrocarbons shall be allocated to the period in which the severance or production giving rise to such Property Taxes occurred, (ii) Property Taxes that are based upon or related to income or receipts or imposed on a transactional basis (other than such Property Taxes described in clause (i) above), shall be allocated to the period in which the transaction giving rise to such Property Taxes occurred and (iii) all other Property Taxes shall be prorated on a daily basis between Contributor and the Partnership, in each case with Contributor being liable for Property Taxes prior to the Effective Time and with the Partnership being liable for Property Taxes on and after the Effective Time. The Parties will make settlement of all Property Taxes by estimating the Property Taxes to be due for the Tax period in which the Effective Time occurs based on the Property Taxes assessed and paid for the immediately prior tax period, with a final settlement to follow promptly after such time the Parties determine the actual amount of Property Taxes due for the Tax period in which the Effective Time occurs.

Section 10. Miscellaneous.

(a) Expenses. All required documentary, filing and recording fees and expenses in connection with the filing and recording of the Assignments, deeds, conveyances or other instruments required to convey title to the Properties to the Partnership shall be borne by the Partnership. Any and all sales, use, transfer, stamp, documentary, registration or similar Taxes incurred or imposed with respect to the transactions described in this Agreement shall be borne by the Partnership. All fees, costs and expenses incurred by the Parties in negotiating this Agreement or in consummating the transactions contemplated hereunder shall be paid by the Party incurring the same, including legal and accounting fees, costs and expenses.

(b) Parties in Interest. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person not a Party, other than a successor or assign of a Party or any other Indemnified Party.

(c) Notices. Any notice, request, demand or other communication required or permitted to be given to a Party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of: (i) the date of personal delivery, (ii) the date of transmission by facsimile, with confirmed transmission and receipt, (iii) one day after deposit with a nationally-recognized courier or overnight service such as Federal Express and (iv) five days after mailing via certified mail, return receipt requested. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the Party to be notified at the address set forth for such Party:

If to the Contributor:

High Mesa Inc.

15021 Katy Freeway, Suite 400

Houston, Texas 77094

Attention: Michael A. McCabe

Facsimile: (281) 530-5278

with copies to (which shall not constitute notice):

Haynes and Boone, LLP

1221 McKinney Street, Suite 2100

Houston, Texas 77010

Attention: Bill Nelson

Facsimile: (713) 236-5557

If to the Partnership:

Alta Mesa Holdings, LP

15021 Katy Freeway, Suite 400

Houston, Texas 77094

Attention: Michael A. McCabe

Facsimile: (281) 530-5278

with copies to (which shall not constitute notice):

Haynes and Boone, LLP

1221 McKinney Street, Suite 2100

Houston, Texas 77010

Attention: Austin Elam

Facsimile: (713) 236-5430

Any Party hereto (and such Party’s permitted assigns) may change such Party’s address for receipt of future notices hereunder by giving written notice to the Partnership and the other Parties.

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(e) Counterparts. This Agreement may be executed in two or more counterparts (including by electronic means), each of which will be deemed an original but all of which together will constitute one and the same instrument.

(f) Governing Law; Waiver of Jury Trial.

(i) THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT THE APPROPRIATE, EXCLUSIVE AND CONVENIENT FORUM FOR ANY DISPUTES BETWEEN THE PARTIES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS, AND EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS SOLELY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THE PARTIES SHALL NOT BRING SUIT WITH RESPECT TO ANY DISPUTES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY COURT OR JURISDICTION OTHER THAN THE ABOVE SPECIFIED COURTS. THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND NON-APPEALABLE JUDGMENT AGAINST A PARTY IN ANY ACTION OR PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE OF THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT. EXCEPT TO THE EXTENT THAT A DIFFERENT DETERMINATION OR FINDING IS MANDATED DUE TO THE APPLICABLE LAW BEING THAT OF A DIFFERENT JURISDICTION, THE PARTIES AGREE THAT ALL JUDICIAL DETERMINATIONS OR FINDINGS BY A STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS WITH RESPECT TO ANY MATTER UNDER THIS AGREEMENT SHALL BE BINDING.

(ii) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER

WITH ITS LEGAL COUNSEL, AND THAT EACH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. THE PARTIES ACKNOWLEDGE AND HEREBY AGREE THAT IN THE EVENT OF ANY BREACH OR THREATENED BREACH BY EITHER PARTY OF ANY OF THEIR RESPECTIVE COVENANTS OR OBLIGATIONS SET FORTH IN THIS AGREEMENT, EACH PARTY HERETO SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT OR RESTRAIN BREACHES OR THREATENED BREACHES OF THIS AGREEMENT BY THE OTHER, AND TO SPECIFICALLY ENFORCE THE TERMS AND PROVISIONS OF THIS AGREEMENT TO PREVENT BREACHES OR THREATENED BREACHES OF, OR TO ENFORCE COMPLIANCE WITH, THE COVENANTS AND OBLIGATIONS OF THE OTHER UNDER THIS AGREEMENT, WITHOUT PROOF OF ACTUAL DAMAGES OR INADEQUACY OF LEGAL REMEDY AND WITHOUT BOND OR OTHER SECURITY BEING REQUIRED.

(g) Amendments. This Agreement may only be modified, supplemented, or amended by a written instrument executed by all of the Parties hereto.

(h) Headings. The headings contained in this Agreement are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(i) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a court, governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the Parties agree that the court, governmental body, arbitrator or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(j) Entire Agreement. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter, whether oral or written. This Agreement may not be amended nor any rights hereunder altered, changed, or waived except by an instrument in writing signed by the Parties.

(k) No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) Contributor and the Partnership. No Person other than Contributor or the Partnership, including no member, partner, stockholder, Affiliate or representative thereof, nor any member, partner, stockholder, Affiliate or representative of any of the foregoing, shall have any Liability (whether in contract or in tort, in Law or in equity, or granted by statute) for any claims, causes of action, obligations, or Liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by Law, each of Contributor and the Partnership hereby waives and releases all such Liabilities, claims, causes of action, and obligations against any such third Person. Without limiting the foregoing, to the maximum extent permitted by Law, (i) each of Contributor and the Partnership hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at Law or in equity, or granted by statute, to avoid or disregard the entity form of the other or otherwise impose liability of the other on any third Person, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (ii) each of Contributor and the Partnership disclaims any reliance upon any third Person with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.

CONTRIBUTOR:	HIGH MESA INC.

	By:	/s/ Michael A. McCabe
	Name:	Michael A. McCabe
	Title:	Chief Financial Officer

THE PARTNERSHIP:	ALTA MESA HOLDINGS, LP

	By:	Alta Mesa Holdings GP, LLC,
its general partner

	By:	/s/ Michael A. McCabe
	Name:	Michael A. McCabe
	Title:	Chief Financial Officer

EXHIBIT A

FORM OF ASSIGNMENT

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

This ASSIGNMENT, BILL OF SALE AND CONVEYANCE (“Assignment”) is dated as of December 31, 2016, and made effective as of 12:01 A.M. (central time), on October 1, 2016 (the “Effective Time”) by and between High Mesa Inc., a Delaware corporation, having as its address 15021 Katy Freeway, Suite 400, Houston, Texas 77094 (“Assignor”) and Oklahoma Energy Acquisitions, LP, a Texas limited partnership, having as its address 15021 Katy Freeway, Suite 400, Houston, Texas 77094 (“Assignee”) and the designee of Alta Mesa Holdings, LP, a Texas limited partnership (the “Partnership”). Assignor, on the one hand, and Assignee, on the other hand, are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings set forth in that certain Contribution Agreement dated as of the date hereof, by and between Assignor and the Partnership (the “Contribution Agreement”).

GRANTING AND RESERVATION CLAUSES; HABENDUM CLAUSE

Grant. Assignor, for and in consideration of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, transfers, bargains, sells, conveys, assigns and delivers unto Assignee all of Assignor’s existing right, title and interest in and to the following (the “Properties”):

the oil and gas wells described on Exhibit A-2 (collectively, the “Wells”);

all oil and gas leases covering any of the Wells, including those described on Exhibit A-1 (collectively, the “Leases”), INSOFAR AND ONLY INSOFAR AS the Leases are necessary to produce Hydrocarbons and participate in operations from and affecting the wellbore(s) of the Wells (such rights to the Leases, the “Lease Rights”);

all Hydrocarbons, produced from or attributable to the Wells, and all proceeds or accounts receivable resulting from the sale of any such Hydrocarbons;

any units or pooled or communitized lands arising on account of such Lease Rights having been unitized or pooled into such units, pools or communitized lands, INSOFAR AND ONLY INSOFAR as necessary to produce Hydrocarbons and participate in operations from and affecting the wellbore(s) of the Wells; and

all flowlines, pipelines, meters, separators, heater-treaters, vapor recovery units, tanks, and any other associated equipment between the wellhead of a Well and (i) the outlet valve of the individual gas meter applicable to such Well for gas and (ii) the outlet valves of the oil tank battery and water tank battery of the facilities applicable to such Well for oil and water, respectively, excepting and excluding, all field production and support facilities that are utilized in connection with the Wells and any other well (collectively, the “Well Facilities”).

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Habendum. TO HAVE AND TO HOLD the Properties, together with all rights and appurtenances in any way belonging thereto, unto Assignee and its respective successors and assigns forever, subject, however, to the terms and conditions of this Assignment, including Section 4.1.

Merger of Title. Effective as of the Effective Time, the Properties shall merge with and into all of Assignee’s other rights, titles and interests in, to and under the wells, leases, lands and other properties and assets comprising the Properties.

SPECIAL WARRANTY AND DISCLAIMERS

Special Warranty. Subject to and except for any Permitted Encumbrances, Assignor hereby warrants unto Assignee good and Defensible Title to the Properties unto Assignee, its successors and assigns, against all persons claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

Disclaimers.

EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED IN SECTION 3 AND SECTION 4 OF THE CONTRIBUTION AGREEMENT AND SECTION 2.1 HEREOF, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED IN SECTION 3 AND SECTION 4 OF THE CONTRIBUTION AGREEMENT AND SECTION 2.1 HEREOF, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE PROPERTIES, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION RELATING TO THE PROPERTIES, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE PROPERTIES, (IV) ANY ESTIMATES OF THE VALUE OF THE PROPERTIES OR FUTURE REVENUES TO BE GENERATED BY THE PROPERTIES, (V) THE PRODUCTION OF OR ABILITY TO PRODUCE HYDROCARBONS FROM THE PROPERTIES, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE PROPERTIES, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY

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INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE PROPERTIES, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR RESPECTIVE EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING HERETO AND THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. WITHOUT LIMITING SECTION 2.1 HEREOF AND ASSIGNEE’S RIGHTS TO INDEMNITY UNDER SECTION 7 OF THE CONTRIBUTION AGREEMENT, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY OF THE PROPERTIES, RIGHTS OF A PARTY UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT ASSIGNEE WILL BE DEEMED TO BE OBTAINING THE PROPERTIES IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE PROPERTIES, AND NOTHING IN THIS ASSIGNMENT, THE CONTRIBUTION AGREEMENT OR OTHERWISE WILL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY. WITHOUT LIMITING ASSIGNEE’S RIGHTS TO INDEMNITY UNDER SECTION 7 OF THE CONTRIBUTION AGREEMENT, ASSIGNEE WILL BE DEEMED TO BE TAKING THE PROPERTIES “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION, AND ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 2.2 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Subrogation. To the extent transferable under the policies, instruments, or other

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documents creating such rights of subrogation, Assignee shall be and is hereby subrogated to all covenants and warranties of title by parties heretofore given or made to Assignor or its predecessors in title with respect and to the extent applicable to the Properties.

ASSUMED LIABILITIES

Subject to and excluding the Contributor Liabilities, without limiting Assignee’s rights under the special warranty of title in Section 2.1 or in the Contribution Agreement, Assignee hereby assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of Assumed Liabilities, regardless of whether such Assumed Liabilities arose prior to, on or after the Effective Time.

MISCELLANEOUS

Leases. Assignee is taking the Properties subject to the terms of the Leases to the extent the Leases are valid, binding and enforceable as of the Effective Time.

Contribution Agreement. This Assignment is delivered pursuant to, and hereby made subject to, the terms and conditions of the Contribution Agreement. In the event that any provision of this Assignment is construed to conflict with any provision of the Contribution Agreement, the provisions of the Contribution Agreement shall be deemed controlling to the extent of such conflict.

Further Cooperation. After the date hereof, Assignor and Assignee shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer, and shall take such other actions as any Party may reasonably request, to convey and deliver the Properties to Assignee.

Successors and Assigns. The provisions of this Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

GOVERNING LAW AND WAIVER OF JURY TRIAL. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED (A) WITH RESPECT TO MATTERS RELATING TO THE CONVEYANCE OF THE PROPERTIES, IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA AND (B) OTHERWISE RELATING TO OR ARISING OUT OF THIS ASSIGNMENT, IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, IN EACH CASE EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.

Limitation on Damages. NEITHER PARTY WILL BE ENTITLED TO RECOVER FROM THE OTHER PARTY, OR SUCH PARTY’S RESPECTIVE AFFILIATES, ANY INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR DAMAGES FOR LOST PROFITS THAT CONSTITUTE CONSEQUENTIAL DAMAGES ARISING

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UNDER OR IN CONNECTION WITH THIS ASSIGNMENT, EXCEPT TO THE EXTENT ANY SUCH PARTY SUFFERS SUCH DAMAGES (INCLUDING COSTS OF DEFENSE AND REASONABLE ATTORNEYS’ FEES INCURRED IN CONNECTION WITH THE DEFENDING OF SUCH DAMAGES) TO A THIRD PARTY, WHICH DAMAGES (INCLUDING COSTS OF DEFENSE AND REASONABLE ATTORNEYS’ FEES INCURRED IN CONNECTION WITH DEFENDING AGAINST SUCH DAMAGES) WILL NOT BE EXCLUDED BY THIS PROVISION AS TO RECOVERY HEREUNDER. SUBJECT TO THE PRECEDING SENTENCE, EACH PARTY, ON BEHALF OF ITSELF AND EACH OF ITS AFFILIATES, WAIVES ANY RIGHT TO RECOVER PUNITIVE, SPECIAL, EXEMPLARY AND CONSEQUENTIAL DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS THAT CONSTITUTE CONSEQUENTIAL DAMAGES, ARISING IN CONNECTION WITH OR WITH RESPECT TO THIS ASSIGNMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING IN THIS SECTION 4.6 SHALL BE CONSTRUED TO LIMIT A PARTY’S RECOVERY OF LOST PROFITS TO THE EXTENT SUCH LOST PROFITS CONSTITUTE DIRECT DAMAGES

Exhibits. All exhibits and attachments hereto are hereby made a part hereof and incorporated herein by this reference. References in such exhibits and attachments to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such exhibits and schedules are to the appropriate records (the real property records, oil and gas records or other appropriate records) of the county in which the Properties are located.

Captions. The captions and article and section numbers in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment.

Counterparts. This Assignment may be executed in one or more originals, but all of which together shall constitute one and the same instrument. An executed original of this Assignment containing complete copies of all exhibits is being filed of record in the county in which the Properties are located.

[SIGNATURES AND ACKNOWLEDGMENTS ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the authorized representatives of Assignor and Assignee have executed this Assignment to be effective for all purposes as of the Effective Time.

ASSIGNOR:

HIGH MESA INC.,

a Delaware corporation

By:

Name: Harlan H. Chappelle

Title:   President

THE STATE OF                         §

COUNTY OF                              §

This instrument was acknowledged before me on this ____ day of December, 2016, by Harlan H. Chappelle, President of High Mesa Inc., a Delaware corporation, on behalf of said corporation.

Notary Public, State of

My commission expires: ____________________

Signature Page and Acknowledgement to Assignment

ASSIGNEE:

OKLAHOMA ENERGY ACQUISITIONS, LP,

a Texas limited partnership

By: Alta Mesa GP, LLC, its General Partner

By:

Name: Harlan H. Chappelle

Title:   President

THE STATE OF _________    §

COUNTY OF ___________     §

This instrument was acknowledged before me on this ____ day of December, 2016, by Harlan H. Chappelle, President of Alta Mesa GP, LLC, a Texas limited liability company, acting in its capacity as the general partner of Oklahoma Energy Acquisitions, LP, a Texas limited partnership, on behalf of said limited partnership.

Notary Public, State of

My commission expires: ____________________

Signature Page and Acknowledgement to Assignment

ASSIGNOR’S ADDRESS:	ASSIGNEE’S ADDRESS:

High Mesa Inc.	Oklahoma Energy Acquisitions, LP
15021 Katy Freeway, Suite 400	15021 Katy Freeway, Suite 400
Houston, Texas 77094 Attn: Michael A. McCabe	Houston, Texas 77094 Attn: Michael A. McCabe
Facsimile: (281) 530-5278 With a copy to: Haynes and Boone, LLP 1221 McKinney Street, Suite 2100 Houston, Texas 77010 Attention: Bill Nelson Facsimile: (713) 236-5557	Facsimile: (281) 530-5278 With a copy to: Haynes and Boone, LLP 1221 McKinney Street, Suite 2100 Houston, Texas 77010 Attention: Austin Elam Facsimile: (713) 236-5430

THIS INSTRUMENT PREPARED BY/WHEN RECORDED RETURN TO:

Oklahoma Energy Acquisitions, LP

15021 Katy Freeway, Suite 400

Houston, Texas 77094

Attn: David Murrell (Vice President – Land)

EXHIBIT A-1

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT BETWEEN

ASSIGNOR AND ASSIGNEE

LEASES

EXHIBIT A-2

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT BETWEEN

ASSIGNOR AND ASSIGNEE

WELLS

Exhibit A to Contribution Agreement